                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

                                  LOAN CONTRACT

                           Agricultural Bank of China

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

                                  LOAN CONTRACT

                              Contract No.: [      ]

Borrower (Full name):  Wuxi Seamless Oil Pipes Company Limited

Lender (Full name):    Agricultural Bank of China

In accordance with relevant laws and stipulations of the PRC, after negotiations, both parties hereby enter into this Contract as follows:

ARTICLE 1.   LOAN

1.    Type of loan: Medium-term working capital loan

2.    Purpose of loan: Working capital

3.    Currency and amount of loan: RMB Fifty Million Only

4.    Term of the loan

(1)   Please refer to the following table for the term of the loan:

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         Grant                            Maturity date
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         Date            Amount           Date              Amount
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         -----------------------------------------------------------------

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         (Any table attached due to the insufficient space in the table above shall form part of the Contract)

(2)   In case of any discrepancy concerning the amount of loan, granting date, maturity in the Contract with those recorded in the loan certificate, those items in such loan certificate shall prevail. The loan certificate shall form an integral part of the Contract and have the same legal effect as the Contract.

(3)   In case the loan under this Contract is a foreign currency loan, the borrower should repay the loan principal and interest in the original currency in a timely manner.

5.    Interest rate of the loan

The interest rate of the loan in RMB shall be determined by the (1) method in the following:

(1)   Floating interest:

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

Based on the benchmark interest rate, the loan interest rate shall float downwards by 10%, and the applicable annual interest rate is 6.075%. The benchmark of the interest rate for a loan less than five years' loan (inclusive of five years) shall be the benchmark interest rate for RMB loans of the same maturity published by the People's Bank of China ("PBOC"); The benchmark of the interest rate for more than five years' loan shall be the RMB loan benchmark interest rate published by the People's Bank of China plus -- %.

The interest rate shall be adjusted every six months. In case of an adjustment of the benchmark interest rate for RMB loans as published by the PBOC, the
Lender shall determine on the new applicable interest rate according to the benchmark interest rate for loans of same category as adjusted and the aforesaid calculation method and apply such new applicable interest rate starting from the corresponding date of the loan granting date in the first month in the next interest adjustment period, and no separate notice will be sent to the Borrower.
In case the adjustment date of the benchmark interest rate and the loan granting date or the date corresponding to the loan granting date in the first month in the next interest adjustment period are the same date, the new applicable interest rate for the loan shall be determined on the benchmark interest rate adjustment day. In case of no corresponding day of the loan, the final day of that month shall be deemed as the corresponding day for the loan.

(2)   Fixed interest rate

Based on the benchmark interest rate, the loan interest rate shall float --
(upward/downward) by -- %, and the applicable annual interest rate shall be -- %
until the loan's maturity date. The benchmark of the interest rate for a loan less than five years (inclusive of five years) shall be the RMB loan benchmark interest rate published by the People's Bank of China in the same period; The benchmark of the interest rate for a loan more than five years' shall be the RMB loan benchmark interest rate published by the People's Bank of China plus -- %.

The interest rate for foreign currency loans shall be decided in the -- way:

   (1) The floating loan interest rate based on -- % month (s) composed of month
       (s) -- (LIBOR/HIBOR)+ -- % interest difference. LIBOR/HIBOR is the
       London/ Hong Kong interbank offered rate two working days prior to the interest calculation day as published by the Reuters.

   (2) The applicable annual interest rate shall be -- % until the loan's maturity date.

   (3) Other method: --

6.    Payment of Interest

The interest of the loan in this Contract shall be paid on a monthly basis on the 20th day of every month. The Borrower should pay the interest on the interest payment day. In case that the last repayment date for the loan's principal does not fall on the interest

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

payment date, the unpaid interest should be paid with the last installment of principal (daily interest rate = monthly interest rate/30) .

ARTICLE 2   IN CASE ANY OF THE FOLLOWING CONDITIONS IS NOT SATISFIED, THE LENDER
SHALL HAVE THE RIGHT TO WITHHOLD THE LOAN UNDER THIS CONTRACT:

1.    The Borrower has opened a BASIC account with the Lender.

2.    The Borrower has provided documents and materials and completed the relevant legal formalities according to the requirements of the Lender.

3.    In case of the loan under this Contract is in a foreign currency, the
      Borrower has completed the approval, registration and other legal formalities concerning the loan in accordance with the relevant regulations;

4.    Should there be mortgage or pledge on the loan under this Contract, the
      Borrower has properly completed such legal formalities as registration and/or insurance, and such security and insurance should be continuously effective. Should there be guarantee on the loan under this Contract, the guarantee contract has been signed and come into force.

ARTICLE 3.  RIGHTS AND OBLIGATIONS OF THE LENDER

1.    The Lender shall have right to access the information about the Borrower's production and operation, financial activities, inventory and use of loan, and require the Borrower to provide documents, materials and information, such as financial statement, regularly.

2.    In case that the adverse acts or circumstances impair the security of the loan , including but not limited to those listed in sections 7, 8, and 10 of Article 4 of this Contract, the Lender may withhold the granting of the loan or demand repayment of the loan before maturity.

3.    In order to recover the principal, interest, penalty interest, compound interest of the loan and other fees payable by the Borrower under this
      Contract, the Lender can deduct the amounts directly from any accounts of the Borrower.

4.    In case the money paid by the Borrower is insufficient to cover all indebtednesses under this Contract, the Lender may choose to use such payment to pay the principal, interest, penalty interest, compound interest or other fees as due.

5.    In case the Borrower fails to perform the repayment obligations, the
      Lender may choose to disclose such default to the public.

6.    The Lender shall grant the loan in full amount to the Borrower on time in accordance with the stipulations of this Contract.

ARTICLE 4.  RIGHTS AND OBLIGATIONS OF THE BORROWER

1.    The Borrower is entitled to receive and use the loan in accordance with the

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

      stipulations in this Contract.

2.    The Borrower should handle settlements and deposits related to the loan under this Contract through the account as agreed in Article 2 of this
      Contract.

3.    In case of the loan under this Contract is in foreign currency, the
      Borrower shall complete such legal formalities, including approval and registration and others formalities, in accordance with the relevant laws and regulations.

4.    The Borrower shall repay the principal and interests under this Contract as scheduled. Should the Borrower intend to renew the loan, it shall submit a written application to the Lender 15 days prior to the maturity date of the loan, and upon the consent of the Lender, enter into a loan renewal agreement.

5.    The Borrower shall use the loan in accordance with the purpose stipulated in the Contract and shall not misappropriate the loan.

6.    The Borrower shall provide the Lender with true, complete and valid financial statements, or other relevant materials and information on a monthly basis, and actively cooperate with the Lender when the Lender inspects the Borrower's production and operation, financial activities, and the use of the loan use under this Contract.

7.    Should the Borrower carry out contracting, rent, company reconstruction, joint operation, merger, acquisition, separation, joint venture, assets transfer, application for cessation of business for internal rectification, application for dissolution, application for bankruptcy and any other acts that may affect the debtor-creditor relationship under this
      Contract or the realization of Lender's rights, the Borrower shall send a written notice to the Lender in advance and, upon the approval of the
      Lender, arrange for the debt repayment or prepayment for the debts;
      otherwise, the Borrower shall not carry out the aforesaid activities.

8.    Should the Borrower encounter any other situations (except those mentioned in the preceding paragraph) that may adversely affect its ability to perform the payment obligations under this Contract, such as cessation of business, cancellation of business registration, cancellation of business license, violation of law by the legal representative or the person in charge, major lawsuits or arbitrations, serious difficulties in production and business operation, deteriorating financial status, etc., the Borrower shall send a written notice to the Lender promptly and take measures which has been approved by the Borrower to safeguard the creditor's rights.

9.    In case the Borrower intends to provide guarantees to other entities'
      debts or mortgages or pledges its major asset to any third party, which may affect its ability of repayment under this Contract, the Borrower shall submit a written notice to the Lender and get the Lender's consent.

10.   The Borrower and its investors shall not withdraw their assets, transfer their assets,

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

      or transfer their shares without authorization in order to avoid their debts to the Lender.

11.   In case of change of the name, legal representative, domicile address, business scope, etc. of the Borrower, the Borrower shall notify the Lender in writing in a timely manner.

12.   In case the guarantor for the loan under this Contract suffers from cessation of business, cancellation of registration, cancellation of business license, bankruptcy, operation deficit and other circumstances and loses part or all of its guarantee capability, or the collateral, mortgage or pledged rights are damaged or depreciated, the Borrower shall provide other security acceptable to the Lender.

13.   The fees for legal consultation, insurance, transportation, appraisal expense, registration, storage, evaluation, notarization and other fees relating to the security under this Contract shall be borne by the
      Borrower.

ARTICLE 5.  PREPAYMENT

Should the Borrower intend to prepay the loan, it shall obtain the consent of the Lender; in case the Lender consents to the Borrower's prepayment, the interest for the prepaid portion shall be calculated in accordance with the
SECOND approach of the following: (two options in total)

1.    based on the loan term and the applicable interest rate as stipulated in the Contract.

2.    based on a zero % increase of the applicable interest rate as stipulated in the Contract for the actual borrowing period.

ARTICLE 6.  EVENT OF DEFAULT

1.    In case the Lender fails to grant loan to the Borrower in full in a timely manner as stipulated in this Contract and the Borrower suffers any loss, the Lender shall pay default payment to the Borrower based on the amount outstanding and the number of days overdue. The way for calculation of the amount of default payment shall be the same as that for the calculation of the interest for the overdue loan.

2.    In case that the Borrower fails to repay the loan principal within the stipulated time limit in this Contract, the Lender may charge the penalty interest on the overdue loan amount, which is 50 percent more on the basis of the loan's applicable interest rate as stipulated in this Contract since the overdue date until the principal and the interest are paid.
      During the overdue period, in case of an upward interest rate adjustment for RMB loan with same maturity is promulgated by the People's Bank of
      China, the penalty interest rate shall be adjusted accordingly on the adjustment date for such benchmark interest rate adjustment.

3.    In case that the Borrower fails to use the loan in accordance for the purpose as stipulated in this Contract, the Lender may charge a penalty interest of 100 percent

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

      more on the improperly-applied loan amount based on the loan's applicable interest rate as stipulated in this Contract since the due date until the principal and the interest are repaid. During such period, in case of an upward interest rate adjustment for RMB loan with same maturity is promulgated by the People's Bank of China, the penalty interest rate shall be adjusted accordingly on the adjustment date for such benchmark interest rate adjustment.

4.    For the overdue interest, the Lender shall charge a compound interest in accordance with the regulations of the People's Bank of China. The overdue interest shall include that generated during the term of the loan
      (including the penalty interest for the default of this Contract) and that generated from the overdue loan (including the overdue penalty interest and the penalty interest for the default of this Contract). The compound interest on the overdue interest generated during the term of the loan shall be charged in accordance with the loan's applicable interest rate as stipulated in this Contract, and the compound interest rate shall be calculated in accordance with the overdue loan interest rate since the due date of the loan; the compound interest on of the overdue interest over the overdue loan amount shall be calculated in accordance with the basis of the interest rate for the overdue loan.

5.    In the event that the Borrower violates its obligations under this
      Contract, the Lender is entitled to require the Borrower to rectify the breaching acts within a certain time limit, to cease the granting of the loan, to demand prepayment of the granted loan, to declare the acceleration of the loan under other loan contracts signed between the
      Lender and the Borrower, or to take asset protection measures.

6.    In case that any guarantor of the loan under this Contract violates any obligation stipulated in the Guarantee Contract, the Lender is entitled to cease the granting of the loan, demand prepayment of the granted loan, or take other asset protection.

7.    In case that the Lender realizes its Creditor's right through legal action or arbitration due to the default of the Borrower under this Contract, the
      Borrower shall bear all the lawyer's fees, traveling expenses, and other costs in relation to the realization of Creditor's right that are incurred by the Lender.

ARTICLE 7.  LOAN SECURITY

The security for the loan under this Contract shall be BY CREDIT, and the security contract should be entered into separately. In case that the maximum amount security method is adopted, the security contract is numbered --.

ARTICLE 8.  DISPUTE RESOLUTION

Any dispute that arises during the performance of this Contract shall be settled through friendly negotiation, or settled by the first method of the following options:

1.    Litigation: to be governed by the People's court where the Lender is located.

2.    Arbitration: to be submitted to -- (the full name of the arbitration institute) for

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

      arbitration in accordance with its arbitration rules.

During the litigation or arbitration period, the other articles that do not involve in the disputes shall be performed.

ARTICLE 9.  MISCELLANEOUS

  --

ARTICLE 10. EFFECTIVENESS OF THIS CONTRACT

This Contract shall come into effect from the date both parties sign the
Contract or affix with their seals.

ARTICLE 11. NUMBERS OF COUNTERPARTS OF THIS CONTRACT

This Contract shall be executed in duplicate, one for each party, -- for the guarantors respectively with the same legal effect.

ARTICLE 12. NOTE

The Lender has requested the Borrower to have a complete and accurate understanding of all the terms and conditions of this Contract and provided explanations upon the request of the Borrower. Therefore, both parties to this
Contract have reached an agreement to the meanings of this Contract.

Borrower (affixed with seal and signature):  _______(seal)

Legal representative or the authorized representative:  /s/   (seal)
                                                       -----

Lender (affixed with seal and signature):         (seal)
                                          ------

Person in Charge or the authorized representative: (seal)

                                                        Signing date: ____, 2007

                                                          Signing location: WUXI

                                                                   EXHIBIT 10.34
                                                             English Translation
                                                              For Reference Only

                                    SCHEDULE

NO.       DATE OF AGREEMENT        TERM
---       -----------------        ----
   1.     June 19, 2007            June 19, 2007 to June 18, 2009
   2.     June 21, 2007            June 21, 2007 to June 20, 2009
   3.     June 22, 2007            June 22, 2007 to June 21, 2009
   4.     June 25, 2007            June 25, 2007 to June 24, 2009
   5.     June 26, 2007            June 26, 2007 to June 25, 2009
   6.     June 27, 2007            June 27, 2007 to June 26, 2009
   7.     June 28, 2007            June 28, 2007 to June 27, 2009
   8.     June 29, 2007            June 29, 2007 to June 28, 2009